UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2018

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2018, FBIO Acquisition, Inc. (“FBIO Acquisition”), a wholly-owned subsidiary of Fortress Biotech, Inc., entered into a stock purchase agreement (the “Purchase Agreement”) with NHC Holdings, LLC (“Purchaser”), a wholly-owned subsidiary of B. Riley FBR, Inc. to sell all of the shares of National Holdings Corporation (“NHLD”) common stock held by FBIO Acquisition to Purchaser for $3.25 per share.

The sale of the NHLD shares held by FBIO Acquisition will take place in two closings. At the first closing, Purchaser purchased an aggregate number of NHLD shares equal to 24% of NHLD’s outstanding shares from FBIO Acquisition for $9,782,675.50. Immediately following the first closing, Purchaser was obligated to seek approval from the Financial Industry Regulatory Agency (“FINRA”) to purchase the remaining NHLD shares held by FBIO Acquisition. Once FINRA approval is obtained or waived, Purchaser will purchase the remaining NHLD shares held by FBIO Acquisition in a second closing, within 15 business days of receiving FINRA approval, for $13,089,141.00.

The Purchase Agreement contains normal and customary representations and warranties.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Item 8.01	Other Events.

On November 19, 2018, the Company issued a press release to announce the signing of the Purchase Agreement. A copy of such press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Stock Purchase Agreement by and among FBIO Acquisition, Inc., Fortress Biotech, Inc., and NHC Holdings, LLC, dated November 14, 2018.

99.1	Press release issued by Fortress Biotech, Inc., dated November 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: November 20, 2018
	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer